UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium, 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Carter's, Inc. (the "Company") held its Annual Meeting of Shareholders on May 9, 2013 (the “Annual Meeting”).  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

1.  Election of Directors

Each of Vanessa J. Castagna, William J. Montgoris, and David Pulver was elected as a Class I Director to serve a three-year term.  The voting results were as follows:

Nominee	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Vanessa J. Castagna	38,046,848	10,293,485	3,272,088	1,995,393
William J. Montgoris	38,066,605	10,273,608	3,272,208	1,995,393
David Pulver	37,999,487	10,340,726	3,272,208	1,995,393

2.  Advisory Vote on Executive Compensation

The shareholders of the Company approved executive compensation as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting (the “say-on-pay” vote).  The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
42,628,725	5,233,516	3,750,180	1,995,393

3.  Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2013.  The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
48,733,901	4,322,179	551,734

Item 7.01    Regulation FD Disclosure.

On May 9, 2013, the Company issued a press release announcing that its Board of Directors has approved a $300 million share repurchase authorization and instituted a quarterly dividend as part of the Company's strategy to return excess capital to shareholders.  The text of the Company's press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibits - The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release of Carter's, Inc., dated May 9, 2013

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2013	CARTER’S, INC.

	By:	/s/ IRINA BRAUDE
	Name:	Irina Braude
	Title:	Deputy Counsel and Secretary